UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): August 15, 2008

SEMGROUP ENERGY PARTNERS, L.P.
(Exact name of Registrant as specified in its charter)

DELAWARE	001-33503	20-8536826
(State of incorporation or organization)	(Commission file number)	(I.R.S. employer identification number)

Two Warren Place 6120 South Yale Avenue, Suite 500 Tulsa, Oklahoma	74136
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code:  (918) 524-5500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed, SemGroup Energy Partners, L.P. (the “Partnership”) was unable to timely file its Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2008 (the “Form 10-Q”) with the Securities and Exchange Commission (the “SEC”) due to uncertainties surrounding the filing of voluntary petitions by SemGroup, L.P. (“Parent”) and certain of its subsidiaries for reorganization under Chapter 11 of the Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware on July 22, 2008 (the “Bankruptcy Filings”).

On August 15, 2008, the Partnership notified The NASDAQ Stock Market (“NASDAQ”) that it had not timely filed the Form 10-Q and, therefore, the Partnership was not in compliance with NASDAQ’s filing requirements set forth in NASDAQ’s Marketplace Rule 4310(c)(14).  Marketplace Rule 4310(c)(14) requires the Partnership to make, on a timely basis, all filings with the SEC as required by the Securities Exchange Act of 1934, as amended. Consequently, on August 19, 2008, the Partnership received a Staff Determination Letter from NASDAQ indicating that, as a result of not having timely filed the Form 10-Q as required by Marketplace Rule 4310(c)(14), the Partnership’s common units representing limited partner interests (the “Common Units”) would be delisted from NASDAQ at the opening of business on August 28, 2008 unless the Partnership requests a hearing in accordance with the NASDAQ Marketplace Rule 4800 Series.

NASDAQ rules permit a company that has received a delisting notification to request a hearing with a NASDAQ Listing Qualifications Panel to appeal the staff’s determination to delist its securities. The Partnership intends to request such a hearing. There can be no assurance that the panel will grant the Partnership’s request for continued listing. Pending a decision by the panel, the Partnership’s Common Units will remain listed on NASDAQ.

The Partnership’s management and the board of directors of its general partner are currently evaluating the impact of the Bankruptcy Filings and certain related matters on the financial statements. The Partnership expects to file the Form 10-Q as soon as is reasonably practicable after such evaluation has been completed.

Item 9.01.	Financial Statements and Exhibits.

(d)           Exhibits

EXHIBIT NUMBER		DESCRIPTION

99.1	—	Press release dated August 20, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEMGROUP ENERGY PARTNERS, L.P.

By:  SemGroup Energy Partners G.P., L.L.C.
        its General Partner

Date:  August 20, 2008                                                                           By:  /s/ Alex G. Stallings
Alex G. Stallings
Chief Accounting Officer

INDEX TO EXHIBITS

EXHIBIT NUMBER		DESCRIPTION

99.1	—	Press release dated August 20, 2008.